JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated October 5, 2018

to the Summary Prospectuses and Prospectuses dated May 1, 2018, as supplemented

Use of Securities Lending. Effective immediately, the Portfolios may engage in securities lending. Securities lending is not a principal investment strategy of the Portfolios. In connection with the use of securities lending, the following will be added to the end of the footnote under the “ANNUAL FUND OPERATING EXPENSES” table in “Fees and Expenses of the Portfolio” in the Risk/Return Summary for each Portfolio:

To the extent that the Portfolio engages in securities lending, affiliated money market Portfolio fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Portfolio Operating Expenses and therefore, the above waivers do not apply to such investments.

In addition, the following paragraph is added as a new paragraph under the “More About the Portfolio — ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES” section of each prospectus:

Securities Lending. The Portfolio may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Portfolio to financial institutions such as certain broker-dealers in exchange for cash collateral. The Portfolio may invest cash collateral in one or more money market funds advised by the adviser or its affiliates and from which the adviser or its affiliates may receive fees. During the term of the loan, the Portfolio is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Portfolio is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and the Portfolio will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of total assets of the Portfolio. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Portfolio’s investments described elsewhere in this Prospectus.

In addition, the following paragraph is added as a new paragraph under the “More About the Portfolio — Additional Risks” section of each prospectus:

Securities Lending Risk. The Portfolio may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Portfolio’s loans are concentrated with a single or limited number of borrowers. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Portfolio’s investments of the cash collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Portfolio to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated October 5, 2018 to

the Statement of Additional Information dated May 1, 2018, as supplemented

Effective immediately, each of the Portfolios may engage in securities lending. The following new disclosure replaces the “INVESTMENT STRATEGIES AND POLICIES — Securities Lending” section of the Statement of Additional Information (“SAI”):

Securities Lending

To generate additional income, certain Portfolios may lend up to 33  1/3% of such Portfolio’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. The Portfolios use Citibank, N.A. (“Citibank”) as their securities lending agent. Pursuant to a Third Party Securities Lending Rider to the Custody Agreement between JPMorgan Chase Bank, Citibank and the Portfolios (the “Third Party Securities Lending Rider”) approved by the Board of Trustees, Citibank compensates JPMorgan Chase Bank for certain custodial services provided by JPMorgan Chase Bank in connection with the Portfolios’ use of Citibank as securities lending agent.

Pursuant to the Global Securities Lending Agency Agreement approved by the Board of Trustees between Citibank and the Trust on behalf of the applicable Portfolios, severally and not jointly (the “Securities Lending Agency Agreement”), collateral for loans will consist only of cash. The Portfolios receive payments from the borrowers equivalent to the dividends and interest that would have been earned on the securities lent. For loans secured by cash, the Portfolios seek to earn interest on the investment of cash collateral in investments permitted by the Securities Lending Agency Agreement. Under the Securities Lending Agency Agreement, cash collateral may be invested in IM Shares of JPMorgan Prime Money Market Fund, JPMorgan U.S. Government Money Market Fund, and Class Agency SL Shares of the JPMorgan Securities Lending Money Market Fund.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for non-U.S. securities). Loans are subject to termination by a Portfolio or the borrower at any time, and are therefore not considered to be illiquid investments. A Portfolio does not have the right to vote proxies for securities on loan over a record date for such proxies. However, if the Portfolio’s Adviser has notice of the proxy in advance of the record date, a Portfolio’s Adviser may terminate a loan in advance of the record date if the Portfolio’s Adviser determines the vote is considered material with respect to an investment.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Portfolio’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Portfolio may use and a Portfolio may lend securities to only one or a small group of borrowers. In addition, loans may be made to affiliates of Citibank as identified. Portfolios participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

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To the extent that the value or return of a Portfolio’s investments of the cash collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Portfolio to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Effective immediately, the following section will be added to the SAI after the “Custodian and Transfer Agent” section:

SECURITIES LENDING AGENT

To generate additional income, certain Portfolios may lend up to 33 1/3% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash. Citibank serves as securities lending agent pursuant to the Securities Lending Agency Agreement effective October 4, 2018. The Portfolios did not loan their securities or employ Citibank during their most recent fiscal year. To the extent that the Portfolios engage in securities lending during the current fiscal year, information concerning the amounts of income and fees/compensation related to securities lending activities will be included in the SAI in the Portfolios’ next annual update to its registration statement.

Under the Securities Lending Agency Agreement, Citibank acting as agent for the Portfolios, loans securities to approved borrowers pursuant to Borrower Agreements substantially in the form approved by the Board of Trustees in exchange for collateral. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agency Agreement. The Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the Portfolio’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Portfolio’s financial statements).

Under the Securities Lending Agency Agreement, Citibank is entitled to a fee equal to 8% of (i) the investment income (net of rebates) on cash collateral delivered to Citibank on the Portfolio’s behalf in respect of any loans by the Borrowers; and (ii) fees paid by a Borrower with respect to a Loan for which non-cash collateral is provided (to the extent that the Portfolios subsequently authorize Citibank to accept non-cash collateral for securities loans).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE